SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934)
                                (AMENDMENT NO. )
                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
                         [X] Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(3)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12
                           ThermoView Industries, Inc.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)
                  Payment of Filing Fee (Check the appropriate box:
                              [X] No fee required.
             [ ] Fee computed on table below per Exchange Act Rules
                              14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing: (1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

                           ThermoView Industries, Inc.
                              5611 Fern Valley Road
                              Louisville, KY 40222

                                 _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2001

                                 _______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of ThermoView Industries, Inc. (the "Company"), will be held on July 26, 2001 at 10:00 a.m. at Louisville Marriott East, 1903 Embassy Square Boulevard, Louisville, Kentucky.

     Holders of Common Stock, $.001 par value, of the Company (the "Common Stock") will vote:

1.   To elect three members to Class II of the Board of Directors.

2.   To elect two members to Class III of the Board of Directors.

3.   To elect one member of Class I of the Board of Directors.

4.   To authorize the 2000 Stock Option Plan.

5. To ratify the selection of Ernst & Young, LLP, as independent auditors for the fiscal year ending December 31, 2001.

6. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     Action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be postponed or adjourned.

     The Board of Directors has fixed the close of business on June 1, 2001 as the record date (the "Record Date") for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. Only stockholders of record of the Company's Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by notice to the Secretary of the Company or by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                        By   Order of the Board of Directors



                                        Charlton C. Hundley
                                        Secretary

Louisville, Kentucky
June 1, 2001

                           THERMOVIEW INDUSTRIES, INC.
                              5611 Fern Valley Road
                           Louisville, Kentucky 40228
                                 ---------------

                                 PROXY STATEMENT

     We are furnishing this proxy statement in connection with the solicitation of proxies on behalf of the Board of Directors of ThermoView Industries, Inc., a Delaware corporation, for use at our annual meeting of stockholders. We will hold the meeting at 10:00 a.m., eastern daylight time, on Thursday, July 26, 2001, at the Louisville Marriott East, 1903 Embassy Square Blvd., Louisville, Kentucky, and at any and all adjournments of the meeting, for the purposes we have described in the notice of the meeting. We are mailing this proxy statement and the accompanying form of proxy to stockholders commencing on or about June 10, 2001.

Proxies

     We will vote the shares represented by duly executed proxies in the accompanying form received prior to the meeting and not revoked at the meeting or at any adjournments within 120 days after the adjournment of the meeting in accordance with the choices specified on the ballot. If you do not specify any choices, the proxies named in the form of proxy intend to vote:

     o    For the nominees for election as directors;

     o    For approval of the 2000 Stock Option Plan; and

     o For the ratification of Ernst & Young LLP as our independent auditors for the 2001 fiscal year.

     You may revoke your proxy by:

     o    giving  written  notice  of  your   revocation  to  the  secretary  of
          ThermoView before the meeting;

     o    delivery of a duly executed proxy bearing a later date; or

     o    by voting in person at the meeting.

     Attendance at the meeting will not have the effect of revoking a proxy unless you notify the secretary of the meeting in writing prior to voting of the proxy at the annual meeting.

Expenses of Soliciting Proxies

     We will bear the expenses of soliciting proxies for the annual meeting, including the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy. In addition to the solicitation of proxies by mail, our directors, officers and employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares other persons beneficially own, to send this proxy material to and obtain proxies from the beneficial owners, and will reimburse the holders for their reasonable expenses.

Quorum and Voting

     The presence in person or by proxy of stockholders holding a majority of our outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of all business at the annual meeting. You may withhold authority to vote for all nominees for directors or may withhold authority to vote for individual nominees for directors. You may also abstain from voting on the proposals to approve:

     o    the proposal to authorize the 2000 Stock Option Plan; and

     o the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the 2001 fiscal year.

     We will treat votes withheld from the election of any nominee for director and abstentions from any other proposal as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but we will not count those votes in the number of votes cast on any matter. If a broker does not receive voting instructions from you, as a beneficial owner, on a matter and indicates on the proxy that the broker does not have discretionary authority to vote on that matter, we will not consider those shares as present and entitled to vote with respect to that matter. American Stock Exchange Rules require the affirmative vote of a majority of the votes cast to approve the proposal to issue common stock.

Voting Securities

     Only stockholders of record at the close of business on June 1, 2001 may vote at the annual meeting or any adjournments within 120 days of the meeting. On May 1, 2001, we had 7,726,461 shares of our common stock outstanding and entitled to vote at the annual meeting. Each share of common stock entitles the holder to one vote on all matters presented at the annual meeting.

     The following table sets forth information regarding beneficial ownership of our common stock as of May 1, 2001 for:

     o    each executive officer and director of ThermoView;

     o each person known by us to own of record or beneficially more than 5% of the outstanding shares of our common stock; and

     o    all executive officers and directors of ThermoView as a group.

     In accordance with the SEC's rules, the following table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and warrants within 60 days of May 1, 2001. Unless otherwise indicated, each of the persons named in the following table has sole voting, conversion and investment power with respect to the shares they own.

                                               Number of Shares      Percentage
Beneficial Owner                              Beneficially Owned     of Class(1)
----------------                             -------------------     -----------
Brown Simpson Partners I, Ltd.(2)........           1,257,425            14.2%
GE Capital Equity Investments, Inc.(3)...           1,108,217            12.5
James Thomas Kelly(4)....................             825,400            10.7
Stephen A. Hoffmann(5)...................             555,242             6.8
LD Capital, Inc.(6)......................             492,802             6.0
Rodney H. Thomas(7)......................             460,424             5.8
Charles L. Smith(8)......................             414,567             5.3
John H. Cole(9)..........................             176,668             2.2
Robert L. Cox(10) .......................             234,307             3.0
Raymond C. Dauenhauer, Jr.(11)...........             121,843             1.6
Nelson E. Clemmens(12)...................             110,150             1.4
James J. TerBeest(13)....................              74,950             1.0
Robin C. Edwardsen(14)...................              71,667              *
Ronald L. Carmicle(15)...................              34,158              *
J. Sherman Henderson III(16).............              30,825              *
Bruce C. Merrick(17).....................               6,380              *
George T. Underhill, III(18).............               6,380              *
All directors and executive officers as a
  group (13 persons)(19).................           2,299,062            25.4

* Less than 1% of total.

     (1) Based on 7,726,461 shares of common stock outstanding, plus, for each individual or entity, the number of shares of common stock that each individual or entity may acquire upon the exercise of stock options or warrants or conversion of convertible securities within 60 days of May 1, 2001.

     (2) Includes 1,100,000 shares issuable upon exercise of outstanding warrants, and 157,425 shares of common stock issued as dividends on the previously issued and outstanding Series C preferred stock. Brown Simpson Partners I, Ltd. is controlled by their general and managing partner, Brown Simpson Asset Management, LLC. The principal address for Brown Simpson Partners I, Ltd. is 152 West 57th Street, 40th Floor, New York, New York 10019.

     (3) Represents shares issuable upon exercise of outstanding warrants. GE Capital Equity Investments, Inc. is a subsidiary of General Electric Company. GE Capital Equity Investments, Inc.'s address is 120 Long Run Road, Stamford, Connecticut 06927.

     (4)  Mr. Kelly's  address is 218 4th Ave.,  Newtown  Square,  Pennsylvania,
          19603.

     (5) Includes 11,596 shares deemed beneficially owned by Mr. Hoffmann as trustee of two trusts, as to which Mr. Hoffmann disclaims beneficial ownership. Includes 385,664 shares issuable upon exercise of outstanding stock options granted to Mr. Hoffmann. Includes 23,698 shares issuable upon the exercise of a warrant issued to Mr. Hoffmann. Includes 33,333 shares owned by Founders Group, LLC, a limited liability company in which Mr. Hoffmann owns one-third of the outstanding ownership interest. Includes 33,334 shares beneficially owned by Mr. Hoffmann as trustee of two trusts, as to which Mr. Hoffmann disclaims beneficial ownership. Mr. Hoffmann's address is ThermoView Industries, Inc., 5611 Fern Valley Road, Louisville, Kentucky 40228.

     (6) Represents shares issuable upon exercise of outstanding stock options granted to LD Capital, Inc. Substantially all of the outstanding stock of LD Capital, Inc. is held by Lindsey Maxwell, the spouse of Mr. Maxwell, our former Corporate Development Manager and the President, Secretary, Treasurer and sole director of LD Capital, Inc., as custodian for their minor children. Messrs. Dauenhauer and Underhill each own a minority interest in LD Capital, Inc. Mr. Clemmens is also a minority shareholder and the former President, Secretary, Treasurer and sole director of LD Capital, Inc. The address for LD Capital, Inc. is 133 South Third Street, Suite 402, Louisville, Kentucky 40202.

     (7) Includes 163,333 shares issuable upon exercise of outstanding stock options granted to Mr. Thomas. Includes 154,948 shares issuable upon exercise of a warrant issued to Mr. Thomas.

     (8) Includes 73,890 shares issuable upon exercise of outstanding stock options granted to Mr. Smith. Includes 85,677 shares issuable upon exercise of a warrant issued to Mr. Smith.

     (9) Includes 143,334 shares issuable upon exercise of outstanding stock options granted to Mr. Cole. Mr. Cole resigned as Chief Financial Officer effective January 2001.

     (10) Includes 45,573 shares issuable upon the exercise of a warrant issued to Mr. Cox.

     (11) Mr. Dauenhauer became a director of ThermoView effective March 2000. Includes 11,111 shares issuable upon exercise of outstanding stock options granted to Mr. Dauenhauer. Includes 6,380 shares issuable upon the exercise of a warrant issued to Mr. Dauenhauer.

     (12) Includes 110,149 shares issuable upon exercise of outstanding stock options granted to Mr. Clemmens. Mr. Clemmens resigned as President and director in July 2000.

     (13) Includes 62,501 shares issuable upon exercise of outstanding stock options granted to Mr. TerBeest. Includes 9,115 shares issuable upon the exercise of a warrant issued to Emerging Business Systems, LLC, of which Mr. TerBeest is a member. Mr. TerBeest became Chief Financial Officer effective January 2001.

     (14) Includes 71,667 shares issuable upon exercise of outstanding stock options granted to Mr. Edwardsen.

     (15) Mr. Carmicle became a director of ThermoView effective February 2000. Represents shares held by Lyncar Enterprises, Inc., of which Mr. Carmicle owns 100% with his spouse. Includes 11,111 shares issuable upon exercise of outstanding stock options granted to Mr. Carmicle. Includes 6,380 shares issuable upon the exercise of a warrant issued to Mr. Carmicle.

     (16) Includes 1,667 shares issuable upon exercise of outstanding stock options granted to Mr. Henderson. Includes 6,380 shares issuable upon the exercise of a warrant issued to Mr. Henderson.

     (17) Includes 6,380 shares issuable upon the exercise of a warrant issued to Mr. Merrick.

     (18) Includes 6,380 shares issuable upon the exercise of a warrant issued to Mr. Underhill.

     (19) Includes 1,323,118 shares issuable upon exercise of outstanding stock options and warrants owned by all directors and officers as a group which vest within 60 days of May 1, 2001.

Board Of Directors

     The Board of Directors manages our business. We currently have nine directors. Our certificate of incorporation provides that the Board of Directors shall be divided into three classes. The members of each class of directors serve for staggered three-year terms. The members of the Class II Directors, whose terms are subject to the approval of the shareholders at our annual meeting, are Messrs. Henderson, Thomas and Underhill. In addition, Mr. Merrick's continued term as a Class I director, and Messrs. Smith and Cox's continued terms as Class III directors are subject to approval of the shareholders at our annual meeting. The members of the Class I Directors are Messrs. Carmicle, Merrick and Dauenhauer; and the members of the Class III Directors are Messrs. Cox, Hoffmann and Smith. The initial terms of office of the Class II Directors, Class III, and Class I Directors will expire upon the election and qualification of directors at the annual meetings of stockholders held following the fiscal years ending December 31, 2001, 2002 and 2003, respectively. At each subsequent annual meeting of stockholders, stockholders will elect or re-elect directors for a full term of three years to succeed those directors whose terms are expiring. Any alteration, amendment or repeal of the staggered board requirement in the certificate of incorporation would require the affirmative vote of stockholders owning at least 66 2/3% of the total shares outstanding and entitled to vote generally in the election of directors, voting together as a single class. The Board of Directors has an audit committee and a compensation committee, but does not have a nominating committee. Members of the Board of Directors make recommendations to the full Board for future nominations for membership to the Board of Directors.

Meetings of the Board

     The Board of Directors meets on a quarterly basis and at other times from time to time. The Board of Directors also undertakes action by unanimous written consent as permitted by Delaware law. In 2000, the Board of Directors met thirteen (13) times. All directors, with the exception of Mr. Henderson, attended at least 75% of the meetings of the Board of Directors and of the committees on which they served during the period in which they held office.

Committees Of The Board

     Audit Committee. The Board of Directors established its audit committee in December 1998. This committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of ThermoView's independent auditors, the scope of the annual audits, fees that ThermoView agrees to pay to the independent auditors, the performance of ThermoView's independent auditors and the accounting practices of ThermoView. The members of the audit committee are Messrs. Underhill, Carmicle and Dauenhauer. The members of the audit committee are independent for purposes of the listing standards of the American Stock Exchange.

     Compensation Committee. The Board of Directors established the compensation committee in December 1998. This committee determines the salaries and benefits, including stock option grants, for ThermoView's employees, consultants, directors and other individuals. The compensation committee also administers ThermoView's compensation plans. The members of the compensation committee are Messrs. Merrick, Dauenhauer and Carmicle.

Compensation Committee Interlocks And Insider Participation

     None of the members of the compensation committee of the Board of Directors is an officer or employee of ThermoView. No executive officer of ThermoView serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on ThermoView's compensation committee.

Compensation Of Directors

     We currently pay our directors a fee of $10,000 per annum plus reimbursement for expenses incurred in connection with their services performed as directors. We also pay $2,500 per annum to members of the audit committee and $1,500 per annum to members of the compensation committee. In September 2000, the compensation committee granted to Messrs. Henderson, Dauenhauer and Carmicle qualified stock options to purchase, in the aggregate, 33,333 shares of common stock at $.63 per share under the 1999 stock option plan as compensation for services rendered as directors. These options are immediately exercisable in whole or in part. These options expire in May 2010.

PROPOSAL 1:

Election of Class II Directors

     The first proposal on the agenda for this year's annual meeting will be to elect three directors to serve as Class II directors for a three-year term beginning at the meeting and expiring at the 2004 annual meeting of stockholders or until succeeded by another qualified director who the stockholders have properly elected. The Class II directors are subject to election at the meeting. The nominees for election are J. Sherman Henderson, III, Rodney H. Thomas and George T. Underhill, all current Class II directors. Any alteration, amendment or repeal of the staggered board requirement in our restated certificate of incorporation would require the affirmative vote of stockholders owning at least 66 2/3% of the total shares outstanding and entitled to vote generally in the election of directors, voting together as a single class.

     We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all nominees. If unforeseen circumstances, such as death or disability, make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

     Following is the principal occupation with ThermoView, age and other information for each director nominee and other directors serving unexpired terms.

Nominees for election at this meeting to a term expiring in 2004:

Name                                            Age    Position
----                                            ---    --------
J. Sherman Henderson, III...................     58    Director
George T. Underhill, III................         45    Director
Rodney H. Thomas............................     48    Director

Class II Directors:

     J. Sherman Henderson, III. Mr. Henderson has served as a director of ThermoView since August 1998. Mr. Henderson has served as President and Chief Executive Officer of UniDial Communications, a telecommunications company, since August 1993. Mr. Henderson is also a founder, President and Chief Executive Officer of UniDial Direct, which sells commercial telecommunication products. Mr. Henderson has served as the Chairman of the Telecom Resellers Association, a national trade organization, since May 1994. Mr. Henderson received a B.S. in Business Management from Florida State University in 1965.

     George T. Underhill, III. Mr. Underhill has served as a Director of ThermoView since October, 2000. Mr. Underhill is the treasurer of Underhill Associates, located in Louisville, Kentucky and is a partner in numerous real estate entities. Mr. Underhill received a B.A degree in Business and Accounting from Miami University of Ohio in 1977 and received a J.D degree from the University of Louisville in 1980. Mr. Underhill maintains licenses for the practice of law, real estate and public accounting in the Commonwealth of

Kentucky. Mr. Underhill is currently the Vice Chairman of the Board of Directors of Palladium Communications, a multi-state licensee of telecommunications, and is founder and director of Premiere Technologies, located in Louisville,
Kentucky.   Mr.  Underhill  also  maintains  director  positions  with  numerous charitable and civic organizations located within the Louisville, Kentucky metropolitan area.

     Rodney H. Thomas. Mr. Thomas has served as a director of ThermoView since May 2000. Mr. Thomas served as the Chief Executive Officer of ThermoView from July 2000 to january 2001. Mr. Thomas has served as Vice President of Thomas Construction since its acquisition by ThermoView in January 1999. Mr. Thomas founded in 1982 and served as president of Thomas Construction from 1982 until January 1999.

        The Board of Directors recommends a vote FOR the above nominees.

PROPOSAL 2:

Election of Class III Directors

     The second proposal on the agenda for this year's annual meeting will be to elect two directors to serve as Class III directors for the balance of the three-year term which began with the 1999 annual meeting of stockholders and expires at the 2002 annual meeting of stockholders, or until succeeded by another qualified director who the stockholders have properly elected. The nominees of Charles L. Smith and Robert L. Cox as Class III directors are subject to election at the meeting because each fills a vacancy in Class III that was created following the previous approval of Class III directors by the stockholders at the 1999 annual meeting.

     We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all nominees. If unforeseen circumstances, such as death or disability, make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

     Following is the principal occupation with ThermoView, age and other information for each director nominee and other directors serving unexpired terms.

Nominees for election at this meeting to a term expiring in 2002:

Name                     Age    Position
----                     ---    --------
Robert L. Cox........     58    Director
Charles L. Smith.....     47    Chief Executive Officer, President and Director

  Directors whose terms continue until 2002:

Name                     Age    Position
----                     ---    --------
Stephen A. Hoffmann..     55    Chairman of the Board of Directors

Class III Directors - Terms expiring in 2002:

     Robert L. Cox. Mr. Cox has served as a director of ThermoView since March 2001. Mr. Cox was the founder of the predecessor of Rolox, Inc. in 1973 and of Precision Window Mfg., Co., in 1991. Mr. Cox was a director of Mark Twain Bank and was President of the Great Kansas City Home Improvement Contractors Association. Mr. Cox also served as President of the Doers Association.

     Charles L. Smith. Mr. Smith has served as Chief executive Officer since January 2001. Mr. Smith has also served as President and director of ThermoView since July 2000 and formerly served as a director from May 1998 to February 2000 and as its Chief Operating Officer from June 1999 to February 2000. Mr. Smith served as Vice President-Manufacturing Operations from November 1998 to June 1999. Mr. Smith founded in 1982 and was the President of Primax Window Co. until its acquisition by ThermoView, at which time he became Primax's Vice President. Mr. Smith is also the founder and President of Bee Line Courier Service, a courier service based in Louisville, Kentucky. Additionally, Mr. Smith has been an officer of Precision Window Mfg., Inc. since April 1992. Mr. Smith was the
President of Achievers Association, a window association of manufacturers, dealers and retailers, from 1990 to 1995.

     Stephen A. Hoffmann. Mr. Hoffmann has served as Chairman of the Board and Chief Executive Officer of ThermoView since April 1998 and as President from April 1998 to November 1998. From May 1992 to February 1997, Mr. Hoffmann, a co-founder of AccuStaff Incorporated, served in various positions with AccuStaff including Vice Chairman and Vice President of Acquisitions. AccuStaff is now known as Modis Professional Services, Inc., a New York Stock Exchange listed temporary staffing company based in Jacksonville, Florida, with annual revenues of approximately $2.5 billion as of August 1998. The principal growth of AccuStaff revenues has been through an aggressive consolidation strategy in the temporary staffing industry. Mr. Hoffmann was also a co-founder of MetroTech, Inc., a predecessor entity to AccuStaff. Additionally, Mr. Hoffmann has been a member of The Founders Group LLC, a Louisville, Kentucky based venture capital firm, since 1997. Mr. Hoffmann received a B.S. in Commerce with a minor in Accounting from the University of Louisville in 1972.

        The Board of Directors recommends a vote FOR the above nominees.

PROPOSAL 3:

Election of Class I Director

     The third proposal on the agenda for this year's annual meeting will be to elect one director to serve as a Class I director for the balance of the three-year term which began with the 2000 annual meeting of stockholders and expires at the 2003 annual meeting of stockholders, or until succeeded by another qualified director who the stockholders have properly elected. The nominee of Bruce C. Merrick as a Class I director is subject to election at the meeting because he fills a vacancy in Class I that was created following the previous approval of Class I directors by the stockholders at the 2000 annual meeting.

     We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all nominees. If unforeseen circumstances, such as death or disability, make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

     Following is the principal occupation with ThermoView, age and other information for each director nominee and other directors serving unexpired terms.

Nominee for election at this meeting to a term expiring in 2003:

Name                           Age    Position
----                           ---    --------
Bruce C. Merrick...........     49    Director

Directors whose terms continue until 2003:

Name                           Age    Position
----                           ---    --------
Ronald L. Carmicle.........     52    Director
Raymond C. Dauenhauer, Jr..     57    Director

Class I Directors:

     Bruce C. Merrick. Mr. Merrick has served as a Director of ThermoView since July 2000. Mr. Merrick is the President of Dant Clayton Corporation, a private manufacturer of spectator seating located in Louisville, Kentucky, which he founded in 1979. Mr. Merrick is currently a member of several national and widely-known Boards, including D.D. Williamson, the global manufacturer of caramel coloring; Western Kentucky University's Board of Advisors; Actor's Theatre of Louisville's President elect; Custom Quality Services - Metro United Way Agency; and the Western Kentucky University Student Life Foundation. In addition to his professional and philanthropic duties, Mr. Merrick was recognized as Entrepreneur of the Year for the Manufacturing Division of Kentucky and Southern Indiana.

     Ronald L. Carmicle. Mr. Carmicle has served as a director of ThermoView since February 2000. Mr. Carmicle has served as the President of River City Development Corporation, a construction company, since February 1975. Mr. Carmicle has also served as the Managing Member of Tates Builders Supply Co. since September 1994. Mr. Carmicle served as President and a National Director of the Associated Builders and Contractors, Inc., a national trade association from 1977 to 1978 and is currently Chairman of the Construction Training Institute. Mr. Carmicle also serves as a director of various private and charitable organizations. Mr. Carmicle received a B.S. degree from Western Kentucky University.

     Raymond C. Dauenhauer, Jr. Mr. Dauenhauer has served as a director of the Company since March 1, 2000. Mr. Dauenhauer served as Chief Executive Officer of Dauenhauer & Son Plumbing and Piping, Inc., a Louisville, Kentucky based plumbing operation from July 1997 to September 1999. Mr. Dauenhauer currently serves as a Director of First Bank of Louisville, Kentucky and is a life member of the Board of Directors for the Louisville Association of Home Builders. Additionally, Mr. Dauenhauer serves as President and Director of the Cerebral Palsy Kids Center. Mr. Dauenhauer has held numerous offices in state and national associations of the plumbing heating and cooling industry, and is a recipient of the "Distinguished Citizen" award from the City of Louisville.

         The Board of Directors recommends a vote FOR the above nominee.

PROPOSAL 4:

Approval Of  The ThermoView Industries, Inc., 2000 Stock Option Plan

     The Company's Board of Directors has approved, subject to stockholder approval, the ThermoView Industries, Inc. 2000 Stock Option Plan (the "2000 Plan") which is attached as Appendix I to this Proxy Statement. The affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and voting upon the 2000 Plan is required for approval of the 2000 Plan. The 2000 Plan became effective on October 1, 2000.

     The purpose of the 2000 Plan is to promote the interests of the Company by attracting key employees and directors, providing its key employees and directors with an additional incentive to work to increase the value of the Common Stock and providing key employees and directors with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders. The 2000 Plan provides for the granting of (i) either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options under the Code to key employees and (ii) non-qualified stock options to directors. 1,400,000 shares of Common Stock were reserved for use under the 2000 Plan for the granting of options, a portion of such shares being comprised of the 1999 Reserved Shares. The 1999 Reserved Shares were transferred and reserved for use under the 2000 Plan at October 1, 2000. As of the date of this Proxy Statement, zero shares have been used for the granting of options under the 2000 Plan. These options may not be exercised until the 2000 Plan is approved by the requisite percentage of the Company's stockholders and these options would become null and void and of no legal effect in the event that such stockholder approval is not obtained in the required time period. If an option granted under the 2000 Plan to purchase any shares of Common Stock expires, is cancelled or is exchanged for a new option before being exercised in full, the shares reserved for the unexercised portion of such option will again be available for use under the 2000 Plan. Any shares underlying an option that is surrendered and any shares used to satisfy an option price or withholding obligation shall not again become available for use under the 2000 Plan. The shares shall be reserved to the extent the Company deems appropriate from authorized but unissued shares of Common Stock and from shares of Common Stock which have been reacquired by the Company. The terms of any options shall be determined under the 2000 Plan and under the related certificate between the Company and the key employee or director.

Administration

     The 2000 Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors

Participants

     Any (i) full time employee who is deemed by the Committee to be key, directly or indirectly, to the success of the Company and (ii) non-employee
Director, in each case, of (a) the Company, (b) any subsidiary of which the Company owns, directly or indirectly, 50% of its outstanding common stock, or
(iii) affiliate of the Company may participate in the 2000 Plan. Only such employees who are employed by the Company or such a subsidiary of the Company may be granted an incentive stock option ("ISO") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The Committee may grant options under the 2000 Plan to such key employees and non-employee directors as the Committee determines. If the aggregate fair market value of Common Stock subject to all ISOs and other incentive stock options granted to a key employee under the 2000 Plan and any other stock option plan adopted by the Company which first became exercisable in any calendar year exceed $100,000, such options shall be treated as non qualified options ("NQO"s). The Committee shall have the right to grant new options in exchange for the cancellation of options or under any other circumstances which the Committee deems appropriate. The Option Certificate under which an option is granted shall incorporate the terms and conditions which the Committee deems consistent with the terms of the 2000 Plan and, if the Committee intends such option to be an ISO, which are not inconsistent Section 422 of the Code.

Option Price

     The option price of options granted under the 2000 Plan will be determined by the Committee but, for ISOs such option price will be no less than the fair market value of the Common Stock on the date the option is granted; provided, however, if a key employee owns more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary ("Ten Percent Stockholder"), the option price for an ISO will be no less than 110% of the fair market value of the Common Stock on such date. The option price for each share of Common Stock subject to an NQO which is granted to a key employee or director may be more than, less than or equal to the fair market value of a share of Common Stock on the date the NQO is granted. The Option Certificate may, at the discretion of the Committee provide for payment of the option price in cash, Common Stock, or a combination of cash and Common Stock. Any payment made in Common Stock shall be made either by tendering shares of Common Stock held by the key employee or director or, to the extent allowed by the Committee in its sole discretion, by having the Company withhold Common Stock (that otherwise would be transferred to the key employee or director upon the exercise of any option). The Company will receive no payment upon the granting of options pursuant to the 2000 Plan.

Option Period

     Each option granted under the 2000 Plan will be exercisable in whole or in part as set forth in the particular Option Certificate under which such option is granted, but in no event before the date such option is granted or after the earlier of (1) the date such option is exercised in full, (2) the date which is the tenth anniversary of the date such option is granted, or (3) the date which is the fifth anniversary of the date such option is granted if the option is granted to a key employee who is a Ten Percent Stockholder and the Committee intends that such option qualify as an ISO.

Non-transferability

     No option granted under the 2000 Plan shall be transferable by a key employee or director other than by will or by the laws of descent and distribution, and such option shall be exercisable during a key employee's or director's lifetime only by the key employee or director.

Surrender of Options

     The Committee in its discretion may incorporate a provision in an Option Certificate to allow a key employee or director to surrender his or her option in whole or in part (in lieu of the exercise of such option) on any date that the fair market value of the Common Stock subject to that option exceeds the option price for such Common Stock and the option is otherwise exercisable. In exchange for his or her surrendered shares, a key employee or director shall (to the extent consistent with the exemption under Rule 16b-3, if the Company were to become subject to the periodic reporting requirements by virtue of Section 12 of the Exchange Act) receive payment in cash or in Common Stock, or in a combination of cash and Common Stock, equal to the excess of the fair market value of the surrendered shares on the date such surrender is effective over the option price for the surrendered shares. The Committee in its discretion shall determine the form and timing of such payment. An Option Certificate which incorporates the surrender provision will also incorporate such additional restrictions as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 at the time, if ever, that the Company becomes subject to the periodic reporting requirements by virtue of Section 12 of the Exchange Act.

2000 Plan Not Registered under Securities Act

     Each Option Certificate will provide that the shares of Common Stock received as a result of the exercise of an option under the 2000 Plan must be held for investment and not with a view to resale or distribution to the public. The Company has no obligation to register the 2000 Plan or the Common Stock issued under the 2000 Plan under the Securities Act. As a result, the recipients of the options and the related Common Stock will have restricted securities for purposes of the Securities Act.

Adjustment of Shares

     The 2000 Plan provides for adjustments by the Board of Directors in an equitable manner, of the number of shares of Common Stock available for the grant of options, the number of shares of Common Stock covered by options and the option price to reflect any changes in the capitalization of the Company, including, but not limited to, changes such as stock splits or stock dividends and in the event of certain transactions which provide for the substitution or assumption of such options.

Sale or Merger of the Company

     If the Company agrees to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Common Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of options granted under the 2000 Plan on a basis that is fair and equitable to such option holders as determined by the Board of Directors, each option, at the direction and discretion of the Board of Directors, may be cancelled unilaterally by the Company if (1) any restrictions on the exercise of the option are waived before the Option Certificate is cancelled such that the key employee or director has the opportunity to exercise the option in full before such cancellation, (2) the Company transfers to the key employee or director shares of Common Stock, the number of which shall be the number of whole shares of Common Stock, if any, which the key employee or director would have received if he or she had the right to surrender his or her outstanding option in full under the 2000 Plan and exercised that right on the date set by the Board of Directors exclusively for Common Stock, (3) the Company gives the key employee or director advance written notice of such cancellation and the transactions described in (1) and (2) above would violate Section 16 of the Exchange Act, or (4) the option price equals or exceeds the fair market value of a share of Common Stock on a date set by the Board of Directors. The Board of Directors may exercise its discretion to vest an option in full upon such a transaction either at the time the option is granted (by including such vesting provision in the option certificate) or at the time the transaction occurs.

Change in Control

     If there is a change in control of the Company or a tender or exchange offer is made for Common Stock other than by the Company, the Board of Directors shall have the right to take such action with respect to any unexercised options granted to key employees or directors, or all such options, as the Board of Directors deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of the grants under the 2000 Plan, including following the procedure under the 2000 Plan for a sale or merger of the Company with respect to such options. At the time an option is granted, the Board of Directors may, in its discretion, provide for full vesting of such option under such a transaction by including the necessary vesting provision in the option certificate. The Board of Directors shall have the right to take different action with respect to different key employees, different directors or different groups of key employees or directors as the Board of Directors determines appropriate. Additionally, the Board of Directors shall have the right to take different action with respect to key employees on the one hand and directors on the other hand and/or with respect to different directors or different groups of directors as the Board of Directors determines appropriate.

Term of the 2000 Plan

     The 2000 Plan shall terminate on the tenth anniversary of the 2000 Plan's effective date ("Tenth Anniversary") or, if earlier, on the date on which all of the Common Stock reserved under the 2000 Plan has been issued. No option shall be granted under the 2000 Plan after the date the 2000 Plan terminates but, as for any options granted pursuant to the 2000 Plan which are outstanding on such

Tenth Anniversary, such options will remain until they have been exercised, surrendered or no longer are exercisable.

Amendment to the 2000 Plan

     The 2000 Plan may be amended by the Board of Directors from time to time to the extent that the Board of Directors deems necessary or appropriate; however, no amendment shall be made without approval of the stockholders of the Company to the extent required under Section 422 of the Code. The Board of Directors may also suspend the granting of options under the 2000 Plan at any time and may terminate the 2000 Plan at any time; provided, however, the Board of Directors may only modify, amend or cancel any options theretofore granted if the key employee or director consents in writing to such modification, amendment or cancellation or there is a dissolution or liquidation of the Company or in a transaction described under the subheadings herein entitled "Adjustment of Shares," "Sale or Merger of the Company" or "Change in Control."

PROPOSAL 5:

Ratification of independent auditors

     Our Board of Directors has appointed Ernst & Young LLP as independent auditors for the year 2001, subject to ratification by our stockholders.

     We expect a representative of Ernst & Young to be present at our annual meeting and will have the opportunity to make a statement if desired, and we expect this representative to be available to respond to appropriate questions.

     In the event our stockholders fail to ratify the appointment, we will consider this failure as a direction to our Board of Directors to select another independent auditing firm. Although our stockholders may ratify the selection of Ernst & Young, our Board of Directors, in their discretion, may direct the appointment of a new independent auditing firm at any time during the year if they feel that a change would be in the best interests of ThermoView and our stockholders.

      The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young.

Executive Compensation

     The following table sets forth all compensation awarded to, earned by or paid to ThermoView's Chief Executive Officer and two former Chief Executive Officers serving in such capacity during 2000, and the four other highest compensated executive officers and executive officers no longer serving as such as of December 31, 2000 whose annual salary and bonus exceeded $100,000 in 2000 for services rendered in all capacities to ThermoView during 2000:

Summary Compensation Table
                                                         Long-Term
                                                     Compensation Awards
                                                     -------------------
                                Annual Compensation      Securities
                            --------------------------   Underlying
Name and                                Other Annual    Options/SARs  All Other
Principal Position    Year   Salary     Compensation     (# shares) Compensation
------------------    ----  --------  ----------------  ----------- ------------
Stephen A. Hoffmann   2000  $ 86,458    $ 17,930(1)(2)(3)  10,000    $ 93,750(4)
Former Chief          1999   150,000      20,414(1)(2)(3)       -      87,500(5)
  Executive Officer   1998   106,250      10,100(1)(2)    426,104           -

Nelson E. Clemmens    2000    87,500      11,487(7)             -      31,296(4)
Former President      1999   154,167      13,564(6)(7)          -      87,500(5)
                      1998    89,583(20)   6,631(6)(7)    110,149           -

Rodney H. Thomas(8)   2000   260,811(9)   20,925(10)(11)  146,666           -
Former Chief          1999    25,000(9)   16,770)(11)      25,000           -
  Executive Officer   1998   390,635(9)   16,675)(11)           -           -
Vice President

James J. TerBeest(12) 2000    86,874(13) 105,298(13)            -           -
Chief Finan. Officer  1999   158,000      12,089(14)       41,667           -
Former Senior Vice    1998   100,000       7,303(14)       41,667           -
 President

Charles L. Smith      2000   194,240(15)  15,875(16)(17)   73,334           -
Chief Exec. Officer,  1999   185,000(15)  23,411(16)(17)      834           -
President, Former     1998   152,933(15)  23,396(16)(17)        -           -
Chief Operating
Officer, Vice
President/Manufacturing
Operations

John H. Cole(19)      2000   135,883       4,023(18)       10,000           -
Former Chief          1999   120,833       4,316(18)       33,334           -
  Financial Officer   1998    16,667         643(18)      100,000           -

          (1) Includes $10,000 in director fees for 2000, $3,600 in 1999 and $5,000 for 1998.

          (2) Includes $7,200 in automobile benefits for 2000, $7,200 in 1999 and $5,100 in 1998.

          (3)  Includes $4,330 in insurance benefits.

          (4) Represents fees in connection with a $3.0 million loan Guaranty Agreement.

          (5) Represents loan origination fees in connection with a $5.5 million loan and a $2.5 million loan made to ThermoView by a group of individuals.

          (6) Includes $7,500 in director fees for 2000, $10,000 in 1999 and $5,000 for 1998.

          (7) Includes $3,988 in insurance benefits for 2000, $3,564 for 1999 and $1,631 in 1998.

          (8)  Resigned as Chief Executive Officer effective January 2001.

          (9)  Represents  salary  paid  by  Thomas  Construction.   1998  total
               represents salary paid by Thomas Construction and affiliated companies prior to acquisition by ThermoView.

          (10) Includes $3,500 in director fees for 2000.

          (11) Includes $11,499 in automobile benefits and $5,926 in insurance benefits for 2000, $11,499 in automobile benefits and $5,271 in insurance benefits for 1999 and $11,884 in automobile benefits and $4,791 in insurance benefits in 1998.

          (12) Mr. TerBeest became Chief Financial Officer in January 2001.

          (13) The $86,874 represents salary from January through mid-July 2000. The $105,298 includes $3,250 in automobile expenses and $3,048 in insurance benefits from January through mid-July 2000 and $99,000 in consulting fees payable to Emerging Business Solutions, LLC
               (EBS) from mid-July 2000 through December 2000. Mr. TerBeest is a member of EBS.

          (14) Includes $6,000 in automobile benefits and $6,089 in insurance benefits for 1999 and $4,000 in automobile benefits and $3,303 in insurance benefits in 1998.

          (15) Represents $20,740 in salary paid by ThermoView, $143,500 in salary paid by Primax Window Co. and $30,000 in salary paid by Precision Window in 2000, $125,000 in salary paid by Primax Window Co. and $65,000 in salary paid by Precision Window for 1999 and $137,308 in salary paid by Primax from January to November 1998 and $15,625 in salary paid by ThermoView from November 1998 to December 1998.

          (16) Includes $3,448 in director fees for 2000, $10,000 for 1999 and $5,000 for 1998.

          (17) Includes $9362 in automobile benefits and $3,064 in insurance benefits for 2000, $9,360 in automobile benefits and $4,051 in insurance benefits for 1999 and $9,598 in automobile benefits and $8,798 in insurance benefits for 1998.

          (18) Represents insurance benefits.

          (19) Mr. Cole resigned as Chief Financial Officer in January 2001.

          (20) Includes $6,250 in consulting fees received from Thermo-Tilt in April 1998.

Stock Option Grants

     The following table sets forth information regarding options granted by ThermoView to the named executive officers during the year ended December 31, 2000. Each option represents the right to purchase one share of common stock. ThermoView has not granted any stock appreciation rights.

Option Grants In Last Fiscal Year

                                                                     Potential
                                    Individual Grants                realizable
                     --------------------------------------------  value assumed
                     Number of                                      annual rates
                     securities                                   of stock price
                     underlying  Percentage    Per              appreciation for
                     options      of total    share               option term(1)
                     granted      options     exercise Expiration  -------------
Name                 (# shares)   granted     price       Date      5%     10%
-------------------  ----------  ----------  --------  ----------  ------  -----

Stephen A. Hoffmann     10,000       2%        $.63     09/26/10   1,798   6,424

Rodney H. Thomas       146,666      29.5%      $.63     09/26/10  26,363  94,218

John H. Cole            10,000       2%        $.63     09/29/03     Nil     Nil

Charles L. Smith        73,334      14.7%      $.63     09/26/10  13,182  47,110

          (1) The initial value used for calculating appreciation is based on the $.50 per share closing price of our common stock on the American Stock Exchange on December 31, 2000.

Option Exercises And Holdings

     The following table sets forth information concerning the number and value of unexercised options held by each of the named executive officers at December 31, 2000.

Aggregated  Option Exercises In Last Fiscal Year And Fiscal Year-End Option
Values

             Shares                   Number of
            acquired           securities underlying     Value of unexercised
               on             unexcercised options at    in-the-money options
            exercise         fiscal year end (# shares)  at fiscal year end(1)
            (# of    Value   ------------------------- -------------------------
Name        shares) Realized Exercisable Unexercisable Exercisable Unexercisable
----        ------- -------- ----------- ------------- ----------- -------------

Stephen A.
  Hoffmann     0       0       385,664          0          $0          $0
Rodney H.
  Thomas       0       0       163,333      8,333           0           0
James J.
  TerBeest     0       0        62,501          0           0           0
Charles L.
  Smith        0       0        73,890        277           0           0

          (1) The value of the in-the-money options is based on the $.50 per share closing price of our common stock on the American Stock Exchange on December 31, 2000.

1998 Employee Stock Option Plan

     The 1998 employee stock option plan became effective as of April 15, 1998. In December 1998, the Board of Directors declared that, effective January 1, 1999, it would not grant any additional options under the 1998 employee stock option plan due to the implementation of the 1999 stock option plan. The purpose of the 1998 employee stock option plan was to promote the interests of

ThermoView by attracting key employees, providing its key employees with an additional incentive to work to increase the value of the common stock and providing key employees with a stake in the future of ThermoView which corresponds to the stake of the stockholders. The Board of Directors granted options to purchase 493,334 shares under the 1998 employee stock option plan at prices ranging from $3.45 to $15.93. On January 1, 1999, the Board of Directors authorized the transfer of the remaining 6,667 authorized but unissued shares reserved for the 1998 employee stock option plan to the 1999 stock option plan. The 1998 employee stock option plan provided for the granting to key employees of either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 or non-qualified stock options under the Internal Revenue Code.

1999 Stock Option Plan

     The 1999 stock option plan became effective as of January 1, 1999. The purpose of the 1999 stock option plan is to promote the interests of ThermoView by attracting key employees and directors, providing each of its key employees and directors with an additional incentive to work to increase the value of the common stock and providing key employees and directors with a stake in the future of ThermoView which corresponds to the stake of the stockholders.
ThermoView authorized for issuance a total of 833,334 shares of common stock under the 1999 stock option plan. As of December 31, 1999, the Board of Directors had granted options to purchase 458,541 shares of common stock at prices ranging from $11.43 to $25.86.

     Stock Options. Each stock option granted under the 1999 stock option plan entitles the holder to purchase the number of shares of common stock specified in the grant at the purchase price specified. The 1999 stock option plan authorizes the Compensation Committee to grant:

          o incentive stock options within the meaning of Section 422 of the Internal Revenue Code to key employees, and

          o non-qualified stock options under the Internal Revenue Code to key employees or non-employee directors.

     If an option granted under the 1999 employee stock option plan expires, is canceled or is exchanged for a new option before a holder exercises the option in full, the shares reserved for the unexercised portion of the option will become available again for use under the 1999 stock option plan. Shares underlying an option that a holder surrenders and shares used to satisfy an option price or withholding obligation will not become available for use under the 1999 stock option plan.

2000 Stock Option Plan

     The 2000 stock option plan became effective as of September 1, 2000. The purpose of the 2000 stock option plan is to promote the interests of ThermoView by attracting key employees and directors, providing each of its key employees and directors with an additional incentive to work to increase the value of the common stock and providing key employees and directors with a stake in the future of ThermoView which corresponds to the stake of the stockholders. ThermoView authorized for issuance a total of 1,500,000 shares of common stock under the 2000 stock option plan. As of December 31, 2000, the Board of Directors had granted no options from the plan.

     Stock Options. Each stock option granted under the 2000 stock option plan entitles the holder to purchase the number of shares of common stock specified in the grant at the purchase price specified. The 2000 stock option plan authorizes the Compensation Committee to grant:

          o incentive stock options within the meaning of Section 422 of the Internal Revenue Code to key employees, and

          o non-qualified stock options under the Internal Revenue Code to key employees or non-employee directors.

     If an option granted under the 2000 employee stock option plan expires, is canceled or is exchanged for a new option before a holder exercises the option in full, the shares reserved for the unexercised portion of the option will become available again for use under the 2000 stock option plan. Shares underlying an option that a holder surrenders and shares used to satisfy an option price or withholding obligation will not become available for use under the 2000 stock option plan.

401(K) Plan

     In January 1999, our Board of Directors created a 401(k) profit sharing plan for its employees. Participants may elect to make contributions pursuant to salary withholding not to exceed $10,000 per annum. We intend to make matching contributions on the first 25% of the first 6% of a participant's annual compensation that a participant contributes.

Employment Agreements

     ThermoView and Mr. Smith are parties to an employment agreement governing his employment with Primax Window Co. The agreement expires in April 2001. The agreement provides that Mr. Smith will receive a base salary of $125,000 per annum. ThermoView and Mr. Smith are also parties to an employment agreement governing his employment with Precision Window Mfg., Inc. The agreement expires in January 2002. The agreement provides that Mr. Smith will receive a base salary of $60,000 per annum.

     The employment agreement summarized above provides that the executive retains his salary and benefits until the expiration of the employment agreement if we terminate the executive without cause.

Certain Relationships And Related Transactions

Series C Preferred Stock And Warrants

     In April 1999, we issued an aggregate of 6,000 shares of Convertible Series C preferred stock to two institutional accredited investors, Brown Simpson Growth Fund, L.P., a New York limited partnership, and Brown Simpson Growth

Fund, Ltd., a Grand Cayman, Cayman Islands limited partnership, at a per share purchase price of $1,000, for a total investment of $6.0 million. In conjunction with the issuance of the Series C preferred stock, we issued to the two funds warrants to purchase up to a total of 400,000 shares of common stock at $21.00 per share. In December 2000, Brown Simpson surrendered all outstanding warrants and shares of outstanding Series C preferred stock in exchange for a warrant to purchase up to 1,100,000 shares of common stock at $.28 per share. This warrant expires on April 2004.

Series D Preferred Stock

     In April 2000, we agreed to issue an aggregate of 1,439,316 shares of 12% Cumulative Series D preferred stock with a liquidation value of $5.00 per share to Rodney H. Thomas and other individuals, all of whom were prior principals of companies we acquired. We agreed to issue these shares as full payment of post closing earn-out incentives owed to these principals that were due and payable in cash and common stock and full payment of interest earned by these individuals prior to settlement of the earn-out incentives. The Series D preferred stock is senior to our common stock and is on parity with the Series E preferred stock. The Series D preferred stock will pay cumulative dividends at the rate of $.60 per share annually, subject to the legal availability to pay the dividends and the consent of our lenders. The shares of Series D preferred stock are redeemable by ThermoView for cash or common stock that equals the liquidation value of the shares redeemed, plus cumulative unpaid dividends. In September 2000, we amended the terms of the Series D preferred stock by adding a mandatory redemption provision in exchange for the deferral of dividends until October 1, 2001. The mandatory redemption provision required us to redeem 20% of the outstanding Series D preferred stock per annum beginning October 2001, and provided for a 2% increase in the dividend in the event that we were unable to redeem the required amount. In January 2001, we agreed to issue 53,400 shares of Series D preferred stock to Charles L. Smith to satisfy a post closing earn-out incentive obligation. In February 2001, 226,346 shares of Series D preferred stock were surrendered and cancelled in settlement of a disputed claim. In March 2001, we further amended the terms of the Series D preferred stock to provide for the payment of accrued dividends for the period beginning October 1, 2001 through December 31, 2002 with an equivalent amount of Series D preferred stock, and for payment of cash dividends on a quarterly basis for accrued dividends for the period beginning January 1, 2003. Also, the mandatory redemption provision, which requires 20% annual redemption of the Series D preferred stock over a period of five years, we amended to commence July 1, 2004. The shares of Series D preferred stock are not convertible into common stock, have no voting rights and contain no registration rights.

Series E Preferred Stock

     In September 2000, we agreed to issue an aggregate of 300,000 shares of 12% Cumulative Series E preferred stock with a liquidation value of $5.00 per share to Rodney H. Thomas. In January 2001, we agreed to issue 36,600 shares of Series

E Preferred Stock to Charles L. Smith. We agreed to issue these shares, in addition to shares of Series D preferred stock, as full payment of post closing earn-out incentives owed to these officers that were due and payable in cash and common stock and full payment of interest earned by these individuals prior to settlement of the earn-out incentives. The Series E preferred stock is senior to our common stock and is on parity with the Series D preferred stock. The Series E preferred stock will pay cumulative dividends at the rate of $.60 per share annually, subject to the legal availability to pay the dividends and the consent of our lenders. The Series E preferred stock included a provision requiring us to redeem 20% per annum of the outstanding Series E preferred stock beginning October 1, 2001, and provided for a 2% increase in the dividend in the event that we were unable to redeem the required amount. The terms of the Series E preferred stock provide for the accrual of dividends beginning with the date of issuance of Series E preferred stock, with payment commencing October 1, 2001. In March 2001, we amended the terms of the Series E preferred stock to provide for the accrual of dividends beginning with the earlier of the date of issuance of Series E preferred stock or the date of issuance of Series D preferred stock surrendered in exchange for Series E preferred stock. In addition, the amendment provided that payment for accrued dividends for the period which ends December 31, 2002 with an equivalent amount of Series E preferred stock, and for payment of cash dividends on a quarterly basis for accrued dividends for the period beginning January 1, 2003. Also, the mandatory redemption provision, which required 20% annual redemption of the Series D preferred stock over a period of five yeas, we amended to commence July 1, 2004. The shares of Series E preferred stock are not convertible into common stock, have no voting rights and contain no registration rights.

Senior Debt, Senior Subordinated Note And Warrants

     In July 1999, we received $10.0 million in senior subordinated financing from GE Equity. Interest under the note is payable quarterly in arrears at 12% per annum, subject to substantial increases in certain circumstances. Principal under the note was originally payable in full in July 2002. We may prepay the note at a premium prior to its maturity. The note requires us to comply with affirmative and negative covenants. The note, which GE Equity extended in March 2001 until April 30, 2004, is secured by a lien on substantially all of our assets, a guarantee executed by our subsidiaries and a pledge of our ownership in our current and future subsidiaries. In conjunction with the issuance of the note, we issued to GE Equity warrants to purchase 555,343 shares of our common stock at $0.03 per share which expire during July 2007. In June 2000, the number of shares eligible for purchase by the warrant increased to 561,343 due to anti-dilution provisions contained in the warrant. We have also granted to GE Equity two demand registration rights and unlimited piggyback registration rights for the shares of common stock issuable upon exercise of the warrants.

     In August 1998, we established a $15.0 million line of credit with PNC Bank. We owed PNC Bank $14,719,991 as of December 31, 2000. Subsequent to year end, PNC exercised its right to seize $3,000,000 of collateral provided to it by four guarantors of the PNC Bank debt. Consequently, we reduced the PNC Bank debt balance to $11,719,991. The remaining balance of $11,719,991 we settled for cash of $5,250,000 and the issuance of a warrant to PNC Bank to purchase 200,000 shares of our common stock at $.28 per share. The warrant is exercisable through March 2011.

     We consummated settlement with PNC Bank by restating the original PNC Bank note and by issuing a Series A note payable to GE Equity in the amount of $3,000,000, Series B notes payable to each of the Series B lenders in the total amount of $2,250,000, and a new Series C note payable to GE Equity in the amount of $6,250,000 representing a portion of GE Equity's original $10,000,000 subordinated note. Also, GE Equity agreed to add interest on this $6,250,000 senior debt to principal through December 31, 2001. The debt that we owed GE Equity on the $10,000,000 subordinated note was reduced to $3,750,000. Also, GE Equity agreed to add interest on this $3,750,000 subordinated note to principal through December 31, 2001. The outstanding principal on this subordinated debt is therefore $4,325,000 on March 31, 2001.

     Collectively, the Series A, B and C notes represent our senior debt. The senior debt will bear interest at a rate of 10% per annum, and will mature March 31, 2004. ThermoView also issued to the Series A and B senior lenders warrants to purchase 957,030 shares of our common stock at $.28 per share. These warrants are exercisable through March 2011. These warrants, as well as the warrant issued to PNC, have demand and piggy-back registration rights with respect to common stock underlying the warrants.

     With the exception of one person, the Series B noteholders are our directors, officers or employees. Our directors and executive officers who are Series B noteholders include Messrs. Carmicle, Cox, Dauenhauer, Henderson, Hoffmann, Merrick, Smith, TerBeest, Thomas and Underhill. Mr. TerBeest is a Series B noteholder through Emerging Business Solutions, LLC of which he is a member.

     In March 2001, we delivered a promissory note to Mr. Hoffmann, a guarantor of the PNC Bank debt, for $900,000 at 6% interest per annum in full settlement of any potential obligation related to $1,500,000 of funds forfeited to PNC Bank when PNC Bank exercised its rights under its credit agreement. The $900,000 note matures June 30, 2004.

     In March 2001, we also delivered a promissory note to Mr. Richard E. Bowlds, a former director and officer of ThermoView and a guarantor of the PNC Bank debt, for $300,000 at 6% interest per annum in full settlement of any potential obligation related to $500,000 of funds forfeited to PNC Bank when it exercised its rights under its credit agreement. Mr. Bowlds immediately sold his interest under the promissory note to Mr. Hoffmann.

     The other two guarantors who each guaranteed $500,000 of the PNC Bank debt have not settled possible claims related to forfeiture of their respective collateral.

Related-Party Leases

     ThermoView and Primax share headquarters leased from Mr. Smith for $82,000 annually. ThermoView previously leased its headquarters from Glenn Lyon Lease Development, Inc., a corporation controlled by Mr. Hoffmann, for $111,000 annually. This lease terminated by agreement in December 2000. Additionally, on December 20, 1997, Thermo-Tilt entered into a sale-leaseback transaction on its headquarters with Industrial Leasing of Florida, Inc., a Florida corporation controlled by Robert E. Anderson, a stockholder of ThermoView. Industrial Leasing of Florida purchased Thermo-Tilt's headquarters for $620,000 and Thermo-Tilt deferred the $55,000 gain on the sale, which is being amortized to income over the term of the lease. Thermo-Tilt leases its headquarters from Industrial Leasing of Florida for $78,000 annually.

Related-Party Notes And Loan Guarantees

     In connection  with the April 2000 amendment to our PNC Bank debt,  Stephen
A. Hoffmann, Richard E. Bowlds, Nelson E. Clemmens and Douglas I. Maxwell, III guaranteed $3,000,000 of our PNC Bank debt for fees equal to an annual rate of 5% from April 2000 through June 2000 and 10% thereafter. In January 2001, PNC seized the collateral pledged as security by the above individuals for the loan guaranty. In March 2001, we reached settlements with Messrs. Bowlds and Hoffmann for any claims that they may hold against us regarding their loss of assets in connection with the guaranty.

Company Policy

     Our Board of Directors has reviewed the lease transactions summarized above and believes that those transactions were made on terms no less favorable than terms we could have obtained from unaffiliated third parties. Our Board of Directors has not made a determination as to whether the other related-party transactions described above were made on terms no less favorable than terms we could have obtained from unaffiliated third parties. The Board of Directors has adopted a policy that any future transactions between ThermoView and its officers, directors or principal stockholders will be approved by a majority of the disinterested directors and will be on terms no less favorable than we could obtain from an unaffiliated third party. Since all directors participated in the PNC Bank restructuring as Series B noteholders the Board of Directors did not follow the policy in this instance.

Report Of The Compensation Committee Of The Board Of Directors

     The compensation committee of the Board of Directors is comprised entirely of independent outside directors, none of whom is a current or former employee of ThermoView or its subsidiaries.

     The employment and consulting agreements for our Chief Executive Officer and the four other highest compensated executive officers and those officers no longer serving as of December 31, 2000, whose annual salary and bonus exceeded $100,000 in 2000, stipulated the compensation awarded to, earned by or paid to such executives in 2000. All such employment and consulting agreements are disclosed in this report. The Board of Directors approved all of the employment and consulting agreements.

     As these employment and consulting agreements expire, we shall assist the Board of Directors in monitoring the compensation arrangements with our senior executives. We will consider the following factors, among others, in determining appropriate compensation arrangements with our senior executives:

          o our desire to attract and retain the best qualified and most talented executives available in our business to lead ThermoView in the creation of shareholder value;

          o our desire to motivate and reward annual and long-term results achieved by the executives for our shareholders based upon corporate and individual performance; and

          o our desire to pay competitively as measured against other companies in our industry.

     At least annually, we will meet and review performance evaluations of the senior executives.

     During 2000, ThermoView did not pay any bonuses to its senior executives.

Compensation Committee:

Raymond C. Dauenhauer, Jr.
Bruce C. Merrick
Ronald L. Carmicle

Report of the Audit Committee of the Board of Directors

     The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality , not just the acceptability, of ThermoView's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and ThermoView including the matters on the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The committee discussed with our independent auditors the overall scope and plans for their respective audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The committee held two meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.

George T. Underhill, III, Audit Committee Chair
Ronald L. Carmicle, Audit Committee Member
Raymond C. Dauenhauer, Audit Committee Member

Independent Auditors Fees

     Audit Fees. We estimate that the aggregate fees billed by our independent auditors for professional services rendered in connection with (i) the audit of our annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2000, and (ii) the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, were approximately $270,000.

     Financial Information Systems Design and Implementation Fees. We paid no fees in this category for the year ended December 31, 2000 to our independent auditors.

     All Other Fees. Aggregate fees for all other services rendered by our independent auditors for our most recent fiscal year were $97,925. These fees include audit-related fees of $24,900 for work performed by the independent auditors with respect to an audit of our employee benefit plan and accounting consultations, as well as income tax compliance and consulting services of $73,025.

Performance Graph

     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to the shareholders during the 32-month period ended December 31, 2000, as well as an overall stock market index, the Russell 2000, and ThermoView's peer group index utilized for a comparable period which we have selected on an industry basis. The component companies utilized in the Peer Group are Comfort Systems USA, Inc., Integrated Electrical Services, Nortek, Inc., and Royal Group Technologies, LTD. The market capitalization of each peer group company is weighted in the performance graph set forth below.


                         Comparative Annual Total Return
         ThermoView Industries, Inc., Russell 2000 Index And Peer Group
                     (Performance Results Through 12/31/99)*

Name                         04/15/98    12/31/98     12/31/99     12/31/00
----                         --------    --------     --------     --------
ThermoView Industries, Inc.  $100.00      $61.59      $ 19.47       $  1.65
Russell 2000 Index            100.00       88.01       103.71         99.67
Peer Group                    100.00       79.97        59.18         34.56

          * Assumes $100 invested at the close of trading April 15,1998 in ThermoView Industries, Inc. Common Stock, Russell 2000 Index and Peer Group and reinvestment of all d

Stockholder Proposals

     We must receive at our corporate office in Louisville, Kentucky, on or before December 31, 2001, any stockholder proposals intended for our 2002 annual meeting. If a stockholder desires us to include a stockholder proposal in the proxy statement and form of proxy for the 2002 annual meeting, that proposal must comply with applicable requirements of federal securities laws.

Additional Information

     Upon request made to Charlton C. Hundley, Esq., our corporate counsel, our officers will be available to answer questions about ThermoView prior to the annual meeting.

Other Matters

     Our Board of Directors knows of no business which our stockholders will consider at the annual meeting other than the proposals described in this proxy statement. However, if any other business should properly come before the annual meeting, the proxies listed in the form of proxy intend to take action relating to any other business as they determine in their best judgment.

                                          By Order of the Board of Directors



                                          Charlton C. Hundley
                                          Corporate Counsel and Secretary

Louisville, Kentucky
June 1, 2001

PROXY

                           THERMOVIEW INDUSTRIES, INC.

           This Proxy is Solicited on behalf of the Board of Directors

     The undersigned hereby appoints Charles L. Smith and Charlton C. Hundley, and each of them, as proxies, with full power of substitution, and authorizes them, and each of them, to vote and act with respect to all shares of Common Stock, $0.001 par value per share of ThermoView Industries, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, July 26, 2001, at 10:00 A.M. EDT, at the Louisville Marriott East, 1903 Embassy Square Boulevard, Louisville, Kentucky, and at any and all adjournments thereof.

     The Board of Directors recommends a vote FOR each of the following proposals:

     1.   ELECTION OF DIRECTORS TO CLASS II
           _                                 _
          |_|  FOR all nominees listed      |_|  WITHHOLD AUTHORITY
               below (except as marked           to vote for all nominees
               to the contrary below)            listed below

          NOMINEES: J. Sherman Henderson, III, Rodney H. Thomas, George T. Underhill, III.

     (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below. Unless authority to vote for all the nominees listed above is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not entered below.)

          -------------------------------------------------------------

     2.   ELECTION OF DIRECTORS TO CLASS III
           _                                 _
          |_|  FOR all nominees listed      |_|  WITHHOLD AUTHORITY
               below (except as marked           to vote for all nominees
               to the contrary below)            listed below

               NOMINEES:  Charles L. Smith, Robert L. Cox.

     (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below. Unless authority to vote for all the nominees listed above is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not entered below.)

            --------------------------------------------------------

     3.   ELECTION OF DIRECTORS TO CLASS I
           _                                 _
          |_|  FOR all nominees listed      |_|  WITHHOLD AUTHORITY
               below (except as marked           to vote for all nominees
               to the contrary below)            listed below

               NOMINEES:  Bruce C. Merrick.

          (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below. Unless authority to vote for all the nominees listed above is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not entered below.)

            ---------------------------------------------------------

     4.   PROPOSAL TO AUTHORIZE THE 2000 STOCK OPTION PLAN


          |_|  FOR          |_|  AGAINST          |_|  ABSTAIN


     5. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

          |_|  FOR          |_|  AGAINST          |_|  ABSTAIN

     6. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

     The proxies shall vote such shares as specified herein. If a choice is not specified, they shall vote for the election of all nominees for directors and in favor of Proposals 4, and 5.


                                             Dated: ______________________, 2001


                                             ---------------------------------
                                              Signature

                                             ---------------------------------
                                              Signature

     Name(s) should be signed exactly as shown to the left hereof. Title should be added if signing as executor, administrator, trustee, etc.

                     PLEASE DATE, SIGN AND RETURN THIS PROXY
                      PROMPTLY IN THE ACCOMPANYING ENVELOPE